UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2020

Emclaire Financial Corp
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

612 Main Street, Emlenton, Pennsylvania	16373
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(844) 767-2311

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $1.25 per share	EMCF	NASDAQ Capital Market (NASDAQ)
(Title of each Class)	(Trading Symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2020, Robert L. Hunter advised the Board of Directors (the “Board”) of Emclaire Financial Corp (the “Company”)  that he was retiring from the Board effective on December 31, 2020.  In addition, Mr. Hunter also advised that he was retiring from the Board of Directors of The Farmers National Bank of Emlenton (the “Bank”), the Company’s wholly owned subsidiary, effective on December 31, 2020.

On December 16, 2020, the Board appointed Steven J. Hunter to the Board of Directors of the Company, effective on January 1, 2021. He is a Managing Director of TM Capital Corp. (“TM”), headquartered in their Atlanta office. Steven applies his extensive background in investment banking to lead the firm’s Financial Sponsor practice. During Steven’s 20+ year career, he has worked with clients in a broad range of industries, including industrial, business services and consumer. Prior to joining TM, Steven was a Managing Director with Greene Holcomb Fisher (“GHF”), which was acquired by BMO Capital Markets. While at GHF, Steve opened their Atlanta office and built and led the firm’s private equity coverage group. During his four plus years at GHF, Mr. Hunter was involved in more than 40 transactions involving private equity firms. Prior to joining GHF, Steven was a managing director at Morgan Keegan, a middle-market investment banking firm, where he co-led the firm’s Industrial and Financial Sponsor Coverage efforts. Mr. Hunter has also worked at Robertson Stephens, Alex. Brown & Sons and The Robinson-Humphrey Company. Steven received an MBA from Harvard Business School and a B.A., magna cum laude with Honors in Economics, from Bucknell University.

The Board has not yet made a determination as to which Board committees Mr. Hunter will serve on. Steven Hunter is the son of Robert Hunter.  Steven Hunter will serve an initial term as director until the Company’s next annual meeting of shareholders to be held in April 2021.  The Board of Directors of the Bank also appointed Steven Hunter to serve on the Board of Directors of the Bank, effective on January 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: December 18, 2020	By:	/s/William C. Marsh
William C. Marsh
President and Chief Executive Officer

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